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PROSPECTUS
USAA GOVERNMENT SECURITIES FUND SHARES (USGNX)
USAA GOVERNMENT SECURITIES FUND ADVISER SHARES (UAGNX)
OCTOBER 1, 2011

AS SUPPLEMENTED JANUARY 27, 2012

[GRAPHIC]

The Fund in this prospectus is composed of multiple share classes. The Adviser Shares listed in this prospectus are available for purchase generally through financial intermediaries by investors who seek advice from them.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	8
Portfolio Manager(s)	8
Purchase and Sale of Shares	8
Tax Information	9
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Investment Objective	10
Principal Investment Strategy	10
Risks	13
Portfolio Holdings	15
Fund Management	15
Portfolio Manager(s)	18
Purchases and Redemptions	18
Exchanges	24
Other Important Information
About Purchases and Redemptions	25
Multiple Class Information	29
Shareholder Information	31
Financial Highlights	35

INVESTMENT OBJECTIVE

The USAA Government Securities Fund (the Fund) has an investment objective of providing investors a high level of current income consistent with preservation of principal.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
	Fund Shares	Adviser Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee	0.08%(a)	0.12%(a)
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.34%	1.02%
Total Annual Operating Expenses	0.42%	1.39%
Reimbursement From Adviser	N/A	(0.49%)
Total Annual Operating Expenses After Reimbursement	0.42%	0.90%(b)

1 | USAA Government Securities Fund

(a) A performance fee adjustment may increase or decrease the management fee by up to +/– 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance fee adjustment decreased the management fee of 0.125% by 0.05% for Fund Shares and 0.01% for Adviser Shares for the most recent fiscal year ended May 31, 2011.

(b) The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$43	$135	$235	$530
Adviser Shares	$142	$440	$761	$1,669

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its whole portfolio.

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PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in government securities, including, but not limited to U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); Mortgage-Backed Securities (MBS) backed by GNMA, Fannie Mae, and Freddie Mac;  U.S. government agency collateralized mortgage obligations; and securities issued by U.S. government agencies and instrumentalities, supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, Federal Housing Administration, Department of Housing and Urban Development, Export-Import Bank, Farmer’s Home Administration, General Services Administration, Maritime Admini-stration, Small Business Administration, and repurchase agreements collateralized by such investments. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the invest-ment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, adverse changes in supply and demand for fixed-income securities, or other market factors. If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return. If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

3 | USAA Government Securities Fund

Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund's investments and the Fund’s net asset value.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares, Fund Shares and Adviser Shares. The bar chart illustrates the Fund

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Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

 RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[bar chart]

CALENDAR YEAR	TOTAL RETURN
2010	5.42%
2009	5.47%
2008	7.24%
2007	6.29%
2006	4.17%
2005	2.71%
2004	3.44%
2003	2.01%
2002	9.24%
2001	7.15%

SIX-MONTH YTD TOTAL RETURN
2.82% (6/30/11)
BEST QUARTER*	WORST QUARTER*
4.34% 3rd Qtr. 2001	-0.98% 2nd Qtr. 2004
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA Government Securities Fund

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Share class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown above are not relevant to you.

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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Government Securities Fund Shares
Before Taxes	5.42%	5.71%	5.29%
After Taxes on Distributions	4.07%	4.11%	3.49%
After Taxes on Distributions and Sale of Fund Shares	3.51%	3.94%	3.44%

				Inception
				Date
				08/01/10
Government Securities Fund Adviser Shares
Before Taxes				0.07%

				Adviser
				Shares
				Inception
				Date
	1 Year	5 Years	10 Years	08/01/10
Indexes
Barclays Capital GNMA Index (reflects no deduction for fees, expenses, or taxes)	6.71%	6.30%	5.87%	0.19%
Barclays Capital U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (reflects no deduction for fees, expenses, or taxes)*	5.16%	5.90%	5.53%	-0.12%
Lipper Intermediate U.S. Government Funds Index (reflects no deduction for taxes)**	6.53%	5.78%	5.31%	-0.19%
Lipper GNMA Funds Index (reflects no deduction for taxes)	6.22%	6.03%	5.40%	0.14%

* Effective February 1, 2012, the Fund changed its investment strategy to permit investments in a broader range of government securities. In connection with this change, the Barclays Capital U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index replaces the Barclays Capital GNMA Index as it more closely reflects the investments of the Fund. The Barclays Capital U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

7 | USAA Government Securities Fund

**Effective February 1, 2012, the Lipper Intermediate U.S. Government Funds Index replaces the Lipper GNMA Funds Index as the benchmark index used for calculating the performance adjustment that will add to or subtract from the base advisory fee depending on the performance of the Fund relative to the Lipper Index. The change to the Lipper Intermediate U.S. Government Funds Index was made because the Fund's revised investment policies more closely resemble the investment policies of the mutual funds within the Lipper Intermediate U.S. Government Funds Index.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Margaret “Didi” Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since June 2002.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

Adviser Shares:

Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business.

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The minimum initial purchase is $3,000; however, financial inter-mediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9 | USAA Government Securities Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund has an investment objective of providing investors a high level of current income consistent with preservation of principal. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■	What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in government securities, including, but not limited to U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); Mortgage-Backed Securities (MBS) backed by GNMA, Fannie Mae, and Freddie Mac; U.S. government agency collateralized mortgage obligations; and securities issued by U.S. government agencies and instrumentalities, supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, Federal Housing Administration, Department of Housing and Urban Development, Export-Import Bank, Farmer’s Home Administration, General Services Administration, Maritime Administration, Small Business Administration, and repurchase agreements collateralized by such investments. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

■	What are U.S. Treasury bills, notes, bonds, and TIPS?

U.S. Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities. Treasury bills are short-term securities with maturities of one year or less issued at a discount from face value; Treasury notes are intermediate securities with maturities of one to 10 years; and Treasury bonds are long-term debt instruments with maturities greater

Prospectus | 10

than 10 years. The income from Treasury securities is exempt from state and local, but not federal, taxes. TIPS are inflation-indexed bonds issued by the U.S. Treasury. The principal is adjusted to the Consumer Price Index (CPI), the commonly used measure of inflation. When the CPI rises, the principal adjusts upward. If the index falls, the principal adjusts downwards. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal, thus protecting the holder against inflation.

■      What are Agency Mortgage-Backed Securites (MBS)?

Agency Mortgage-Backed Securities (MBS) are backed by one of the federal housing agencies, such as GNMA, Fannie Mae, or Freddie Mac.

GNMA securities represent ownership in a pool of mortgage loans or a single mortgage loan. These loans are individually insured or guaranteed by the federal agencies with which GNMA partners. GNMA’s partners include the Federal Housing Administration, the Veterans Administration, the Rural Housing Service, and the Office of Public and Indian Housing. Once approved by GNMA, each mortgage or pool of mortgages is additionally guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). The guarantee represents a general obligation of the U.S. Treasury. Therefore, GNMA securities are backed by the full faith and credit of the U.S. government.

Fannie Mae and Freddie Mac securities also represent pools of mortgage loans or a single mortgage loan, but these are insured by the respective agencies. In September of 2008, the U.S. Treasury placed the Freddie Mac and the Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (FHFA) as their regulator. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and the Fannie Mae to provide them with capital in exchange for senior preferred stock.

■	What is the credit quality of these securities?

Securities that are backed by the full faith and credit of the U.S. government (meaning that the payment of principal and interest is guaranteed by the U.S. Treasury) are considered to be of the highest credit quality available. U.S. Treasuries and GNMA securities are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuing agencies and supported by the right of the issuer to borrow from the U.S. Treasury.

11 | USAA Government Securities Fund

■      How do MBS securities differ from conventional bonds?

MBS securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. Additionally, the Fund may receive unscheduled principal payments, which represent prepayments on the underlying mortgages. Because the Fund will reinvest these scheduled and unscheduled principal payments at a time when the current interest rate may be higher or lower than the Fund’s current yield, an investment in the Fund may not be an effective means of “locking in” long-term interest rates.

■           What is the average maturity of an MBS security?

MBS securities evidence interest in a pool of underlying mortgages (or a single mortgage), which generally have maximum lives of either 15, 20, 30, or 40 years. However, due to both scheduled and unscheduled principal payments, MBS securities generally have a shorter average life and, therefore, have less principal volatility than a bond of comparable maturity.

Since the prepayment rates will vary widely, it is not possible to predict accurately the average life of a particular MBS pool, though it will be shorter than the stated final maturity. Because the expected average life is a better indicator of the maturity characteristics of MBS securities, principal volatility and yield may be more comparable to 5-year or 10-year Treasury bonds.

■      Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■      How are the decisions to buy and sell securities made?

We manage the Fund to generate high total return with strong emphasis on current income. Of particular importance for mortgage securities is prepayment risk. We generally try to diversify this risk by buying different kinds of mortgage securities, which should have different prepayment characteristics. When weighing our decision to buy or sell a security, we strive to balance the value of the level of

Prospectus | 12

income, the prepayment risk, and the price volatility, both for the individual security and its relationship with the rest of the portfolio.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. In addition, when interest rates decrease, the prices of MBS securities typically do not rise as much as the prices of comparable bonds because the market tends to discount the prices of MBS securities for prepayment risk when interest rates decline. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Liquidity Risk: Liquidity risk is the risk that the Fund’s investment generally cannot be disposed of in the ordinary course of business,

13 | USAA Government Securities Fund

seven days or less, at approximately the same value at which the Fund has valued the investment.

Management Risk: Because the Fund is actively managed, it is subject to management risk and there is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Prepayment and Extension Risk: Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the FHFA as their regulator. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is

Prospectus | 14

possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of December 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the periods ended May 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without  shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the

15 | USAA Government Securities Fund

subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to one-eighth of one percent (0.125%) of the Fund’s average net assets.

The performance adjustment is calculated separately for each class of shares of the Fund and will be added to or subtracted from the base fee depending upon the performance of the respective share class relative to the performance of a Lipper Index.

The performance adjustment is calculated monthly by comparing the performance of the relevant share class to that of the Lipper Index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010. The portion of the performance adjustment based on the period after January 31, 2012, is calculated monthly my comparing the Fund's performance to that of the Lipper Intermediate U.S. Government Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. The portion of the performance adjustment based on the period from August 2, 2010, through January 31, 2012, was calculated monthly by comparing the Fund's performance to that of the Lipper GNMA Funds Index.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of under-performance) the base fee as referenced in the following chart:

Prospectus | 16

OVER/UNDER PERFORMANCE	ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX	(IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1	OF AVERAGE NET ASSETS)1
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

1  Based on the difference between average annual performance of the relevant share class of the Fund and the applicable Lipper Index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper Index over that period, even if that share class had overall negative returns during the performance period. For the most recent fiscal year, the perform-ance adjustment decreased the management fee of 0.125% by 0.05% for the Fund Shares and 0.01% for the Adviser Shares.

We have agreed, through October 1, 2012, to make payments to the Fund or waive our annual management, administration, and other fees payable by the Fund so that total expenses of the Fund's Adviser Shares (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after October 1, 2012. The reimbursement for the period ended May 31, 2011, was greater than the Fund's Adviser Shares total management fee. If the total annual operating expense ratio of the Adviser Shares is lower than 0.90%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

17 | USAA Government Securities Fund

PORTFOLIO MANAGER(S)

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has managed the Fund since June 2002. She has 31 years of investment management experience and has worked for us for 11 years. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

Fund Shares:

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “corres-pondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements

18 | USAA Government Securities Fund

on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Adviser Shares:

The Adviser Shares are separate share classes of their respective USAA Fund and are not a separate mutual fund. The Fund's Adviser Shares are intended for persons purchasing shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a com-plete description of its policies. Copies of the Fund's annual report, semiannual report, and statement of additional information are available from your financial intermediary or plan sponsor.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax

19 | USAA Government Securities Fund

withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or its distributor or transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

Fund Shares:

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

Adviser Shares:

$3,000. Financial intermediaries may require their clients to meet different investment minimums.

20 | USAA Government Securities Fund

ADDITIONAL PURCHASES

Fund Shares:

$50 minimum per transaction, per account.

Adviser Shares:

There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements. Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

AUTOMATIC INVESTING

Fund Shares:

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

Adviser Shares:

Contact your financial intermediary on automatic investment plans.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

21 | USAA Government Securities Fund

For federal income tax purposes, a redemption is a taxable event unless you hold your Fund shares in a tax-deferred account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the redeemed shares and the proceeds you receive upon their redemption. See Taxes for information regarding basis election and reporting.

Fund Shares:

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Buying and Selling Fund Shares

Internet – usaa.com

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Mobile Access – mobile.usaa.com

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

22 | USAA Government Securities Fund

Telephone

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

23 | USAA Government Securities Fund

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA Brokerage Services

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Adviser Shares:

Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, a Fund transmits pro-ceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in a Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable

24 | USAA Government Securities Fund

to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA
Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

25 | USAA Government Securities Fund

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient manage-ment of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict

26 | USAA Government Securities Fund

future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, USAA Managed Portfolios, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts

27 | USAA Government Securities Fund

to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading informa-tion, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

28 | USAA Government Securities Fund

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund described in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and invest-ment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrange-ments for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SERVICE, DISTRIBUTION, AND ADMINISTRATIVE FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets

29 | USAA Government Securities Fund

attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or

30 | USAA Government Securities Fund

visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that

31 | USAA Government Securities Fund

securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and paid monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any distributions of net realized capital gains (in this section, together with net investment income dividends, "distributions") will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of federal income or excise tax.

The Fund will automatically reinvest all distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price for a reinvestment will be the NAV of the Fund shares computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions will be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to us by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. The Fund, which is treated as a separate corporation for federal tax purposes, has

32 | USAA Government Securities Fund

qualified for each past taxable year, and intends to continue to qualify, for treatment as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended. By doing so, it (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Although the Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, it may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. Those distributions will qualify for a maximum 15% federal income tax rate for shareholders who are individuals.

You may realize a capital gain or loss on a redemption of your shares, which is treated like a redemption, for federal income tax purposes.  Your gain or loss is based on the difference between your basis in the redeemed shares and the redemption proceeds you receive. Any capital gain an individual shareholder recognizes on a redemption before 2013 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum tax rate mentioned above. In addition, distributions from the Fund and gains recognized from the redemption of Fund shares will be subject to a 3.8% federal tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

Pursuant to legislation passed by Congress in 2008, a Fund shareholder who wants to use the average cost method for determining

33 | USAA Government Securities Fund

basis with respect to Fund shares he or she acquires after December 31, 2011 (Covered Shares), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average cost method, the basis determination will be made in accordance with the Fund’s default method, which might be a method other than average cost. If, however, the Fund’s default method is average cost and a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) income dividends, capital gain distributions, and proceeds of redemptions (regardless of the extent to which gain or loss may be realized) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

The 2008 legislation mentioned above requires that, in addition to the current requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term or long-term holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis

34 | USAA Government Securities Fund

method for their tax situation and to obtain more information about how the basis reporting law will apply to them.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Advisers Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

35 | USAA Government Securities Fund

USAA GOVERNMENT SECURITIES FUND SHARES

	Year Ended May 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.19	$9.97		$9.64	$9.45	$9.32
Income (loss) from investment operations:
Net investment income	.38	.38		.43	.45	.44
Net realized and unrealized gain (loss)	.11	.22		.33	.19	.13
Total from investment operations	.49	.60		.76	.64	.57
Less distributions from:
Net investment income	(.38)	(.38)		(.43)	(.45)	(.44)
Net asset value at end of period	$10.30	$10.19		$9.97	$9.64	$9.45
Total return (%)*	4.89	6.15	(b)	8.05	6.94	6.25	(a)
Net assets at end of period (000)	$604,893	$609,919		$564,253	$513,665	$504,626
Ratios to average net assets:**
Expenses (%)(c)	.42	.43	(b)	.55	.51	.52	(a)
Net investment income (%)	3.71	3.79		4.38	4.74	4.69
Portfolio turnover (%)	19	27		20	11	14

*    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended May 31, 2011, average net assets were $609,712,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent’s fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.

(b)  During the year ended May 31, 2010, SAS reimbursed the Fund Shares $31,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.

(c)  Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.

36 | USAA Government Securities Fund

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES

Period Ended May 31,
2011***
Net asset value at beginning of period	$10.30
Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain	(.01)
Total from investment operations	.26
Less distributions from:
Net investment income	(.27)
Net asset value at end of period	$10.29
Total return (%)*	2.58
Net assets at end of period (000)	$5,047
Ratios to average net assets:**(a)
Expenses (%)(b)	.90
Expenses, excluding reimbursements (%)(b)	1.39
Net investment loss (%)	3.21
Portfolio turnover (%)	19

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended May 31, 2011, average net assets were $4,666,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)    Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

37 | USAA Government Securities Fund

NOTES

38 | USAA Government Securities Fund

39 | USAA Government Securities Fund

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorpor-ated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549- 1520.

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23449-0112                                        Investment Company Act File No. 811-7852                              ©2012, USAA. All rights reserved.